UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

OTTAWA BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37914	81-2959182
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

925 LaSalle Street, Ottawa, Illinois 61350

(Address of principal executive offices) (Zip Code)

(815) 433-2525

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 17, 2020, Ottawa Bancorp, Inc. (the “Company”) notified the NASDAQ Stock Market of its intent to file a Notification of Removal from Listing and/or Registration Under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the Securities and Exchange Commission (the “SEC”) on or about June 30, 2020 to effect the voluntary delisting of its common stock from NASDAQ. The Company expects the delisting will be effective on or about June 30, 2020. The Company also announced its intention to terminate the registration of its common stock under Section 12(g) of the Exchange Act and to suspend its periodic reporting obligations with the SEC. The Company has applied to have its shares quoted on the OTCQX Market following NASDAQ delisting.

A copy of the press release announcing the Company’s intention to delist and deregister its shares of common stock is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)      On June 17, 2020, the Company notified RSM US LLP (“RSM”), the independent auditors for the Company, that based on the recommendation of the Audit Committee of the Board of the Directors, RSM will be dismissed effective as of the same date.

The audit reports of RSM on the consolidated financial statements of the Company for the years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2019 and 2018, and through the subsequent interim period preceding June 17, 2020, there were: (1) no disagreements between the Company and RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RSM would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided RSM with a copy of the disclosures in this Form 8-K and has requested that RSM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01. A copy of the RSM letter dated June 22, 2020 is filed as Exhibit 16.1 to this Form 8-K.

(b)     On June 17, 2020, based on the recommendation of the Audit Committee of the Board of Directors the Company appointed Clark Schaefer Hackett (“Clark Schaefer”) as the Company’s independent registered public accounting firm. During the Company’s fiscal years ended December 31, 2019 and 2018 and the subsequent interim period preceding June 17, 2020, the Company did not consult with Clark Schaefer regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and Clark Schaefer did not provide any written report or oral advice that Clark Schaefer concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement with RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Shell Company Transactions: Not Applicable

(d)	Exhibits

Number	Description

16.1	Letter of RSM US LLP

99.1	Press Release of Ottawa Bancorp, Inc. dated June 17, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

OTTAWA BANCORP, INC.

Date: June 22, 2020	By:	/s/ Craig M. Hepner
Craig M. Hepner
President and Chief Executive Officer